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                                                                  EXHIBIT 10.23

October 30, 1997

Cheniere Energy, Inc.
1200 Smith Street, Suite 1710
Houston, Texas 77002

Attention: Mr. Walter L. Williams
     President

Re: Eighth Amendment to Exploration Agreement dated April 4, 1996 between Zydeco Exploration, Inc. and FX Energy, Inc.

Gentlemen:

  In accordance with the provisions of Section 16.b. of the captioned Agreement and when accepted by you in the manner hereinafter provided, this letter shall constitute our agreement to amend said document to provide for expansion of the Area of Mutual Interest as stipulated in Section 14 thereof and depicted on Exhibit "B" attached thereto as follows, to wit:

    The Area of Mutual Interest is hereby expanded to include those Blocks within the area of 3-D seismic coverage acquired by Zydeco Exploration, Inc. from Fairfield Industries, Inc. by Supplement Agreement No. 2 to Master License Agreement dated January 9, 1997, being all or those portions of the following described blocks lying or being situated outside of the existing AMI, to wit: West Cameron Blocks 46, 47, 48, 53, 54, 55, 56 and Sabine Pass Blocks 3 and 6.

  Except as herein specifically amended, all other provisions of the captioned Agreement and previous amendments shall remain unchanged. If you are in agreement with the foregoing, please so indicate by signing and returning the attached duplicate original of this letter for completion of our files.

                                          Very truly yours,
                                          Zydeco Exploration, Inc.

                                          /s/ John O. Smith
                                          -------------------------
                                          John O. Smith
                                          President & Chief Operating Officer

Cheniere Energy, Inc.
October 30, 1997

ACCEPTED AND AGREED TO THIS 31st DAY OF October 1997.

Cheniere Energy, Inc.

By: /s/ Walter L. Williams
 ---------------------
Title: President